EXHIBIT 10.7                      AGREEMENT

         THIS AGREEMENT is entered into by and between Carolina Investors, Inc.
("CII") and [        NAME        ]  ("[  NAME   ]").

                                    RECITALS
         1.       [  NAME   ] is in the business of making home equity loans
and providing credit underwriting to residents of [_____] and such other states as the parties may agree to from time to time, secured by first and second residential mortgages.

         2.       CII is willing to provide funds with which certain loans
originated by [  NAME   ] ("Qualified Mortgages") may be closed and funded,
with each such loan to be immediately assigned to CII at closing, in consideration of the funds so advanced by CII.

         3. CII will attempt to package and sell blocks of Qualified Mortgages and/or securitize them. [CONFIDENTIAL PORTION DELETED]

                                   AGREEMENT
         1.       Funding of Loans; Expansion Opportunities.  During the term
of this Agreement, [  NAME   ] will submit Loan Approval Information and
Funding Requests to CII substantially in the form of the attached Exhibits A1
and A2 with respect to Qualified Mortgages.  [  NAME   ] will be obligated to
sell and CII will be obligated to purchase all "Qualified Mortgages" which meet the Underwriting Criteria on the attached Exhibit B. Each such Funding Request will be submitted not less than two (2) days prior to the proposed closing date or funding date, whichever applies, of such Qualified Mortgage.

         a. For purposes of this Agreement, the term "Qualified Mortgage" means a first or second mortgage home loan which is made by
                  [   NAME   ] and closed by [   NAME   ]'s Closing Agent in
                  compliance with all applicable federal, state and local statutes, rules and regulations and which meets the underwriting criteria of this Agreement set forth on Exhibit B, as such underwriting criteria may be modified from time to time by CII to satisfy market requirements or as otherwise agreed to by the parties. CII shall be entitled to audit
                  [   NAME   ]'s credit underwriting standards and practices on
                  a monthly basis upon fifteen (15) day prior written notice.

         b.       Upon CII's approval of a Funding Request for a Qualified
                  Mortgage, [  NAME   ] shall retain an approved attorney or
                  title company ("Closing Agent"), listed on the attached Exhibit C (such list of approved attorneys or title companies may be amended and supplemented from time to time by mutual agreement of the parties) to close such Qualified Mortgage and shall direct such Closing Agent as follows:

              (i)  [CONFIDENTIAL PORTION DELETED]
             (ii)  [CONFIDENTIAL PORTION DELETED]
            (iii)  [CONFIDENTIAL PORTION DELETED]
             (iv)  [CONFIDENTIAL PORTION DELETED]
              (v)  [CONFIDENTIAL PORTION DELETED]

             (vi) [CONFIDENTIAL PORTION DELETED]
            (vii) [CONFIDENTIAL PORTION DELETED]

         c.       Expansion Into Additional Geographic Areas.

              (i) [CONFIDENTIAL PORTION DELETED]
             (ii) [CONFIDENTIAL PORTION DELETED]
            (iii) [CONFIDENTIAL PORTION DELETED]
             (iv) [CONFIDENTIAL PORTION DELETED]
              (v) [CONFIDENTIAL PORTION DELETED

2. Sale of Loans. CII will package blocks of Qualified Mortgages and sell them to institutional buyers on a monthly basis or securitize them. [CONFIDENTIAL PORTION DELETED]
         a.       [CONFIDENTIAL PORTION DELETED
         b.       [CONFIDENTIAL PORTION DELETED]
         c.       [CONFIDENTIAL PORTION DELETED]

         2.1      Securitization of Loans.   If the Qualified Mortgages are
securitized by CII (CII will give notice to [  NAME   ] prior to the delivery
of a block of loans), then [CONFIDENTIAL PORTION DELETED]

         2.2 Unsold Blocks of Qualified Mortgages. In the event that CII chooses not to sell a block of Qualified Mortgages pursuant to 2. above, but instead wishes to hold such block as part of its own portfolio, then [CONFIDENTIAL PORTION DELETED]

         a.       [CONFIDENTIAL PORTION DELETED]

3.       Representations and Warranties.

         a.       CII hereby represents and warrants as follows:

             (i) CII is a corporation duly organized, validly existing and in good standing under the laws of South Carolina and is qualified to do business in each other jurisdiction in which such qualification is required or where CII maintains an office or does substantial business.

             (ii) All corporate actions required to be taken by or on behalf of
                  CII to authorize its execution of this Agreement and the performance of its obligations hereunder have been fully and properly taken. The execution and consummation of this Agreement and the transactions contemplated hereby do not and will not violate any corporate charter, bylaw, contract, indenture, agreement, covenant or understanding by which CII is bound or to which is a party, or any applicable law or regulation; or require the consent of any governmental authority (unless such consent has been obtained).

            (iii) CII is in compliance with all applicable laws and
                  regulations. There are no actions, suits or proceedings pending, or, to the knowledge of CII, threatened against CII in any court or before any administrative or regulatory agency the adverse outcome of which CII would have a material adverse effect on the assets and business of CII.

             (iv) CII will provide accounting and computer services to [  NAME
                  ] for the term of this Agreement and at a monthly fee agreeable to by both parties.

             (v)  CII will not preclude [  NAME   ] from geographic expansion
                  to other states, except as provided in section 3. b. (viii).

             (vi) CII will purchase all Qualified Mortgages in accordance with the terms of this Agreement.

            (vii) After [  NAME   ] notifies CII in writing of an Expansion
                  Opportunity pursuant to 1(c) above, CII agrees that it will not enter into negotiations with third parties identified in such notice during the term of this Agreement plus 6 months,
                  unless [  NAME   ] gives its written consent which should not
                  be unreasonably withheld.

           (viii) [CONFIDENTIAL PORTION DELETED]

         b.       [  NAME   ] hereby represents and warrants as follows:

              (i) [  NAME   ] Group, Inc. is a corporation duly organized,
                  validly existing and in good standing under the laws of Florida and is qualified to do business in Florida and in each other jurisdiction in which such qualification is required or where it maintains an office or does substantial business.

             (ii) [  NAME   ] possesses all necessary licenses and meets all
                  other legal requirements to lend funds giving rise to Qualified Mortgages and to sell Qualified Mortgages to CII.

            (iii) All corporate actions required to be taken by or on behalf of
                  [  NAME   ] to authorize its execution of this Agreement and
                  the performance of its obligations hereunder have been fully and properly taken. The execution and consummation of this Agreement and the Qualified Mortgages contemplated hereby do not and will not violate any corporate charter, bylaw, contract, indenture, agreement, covenant or understanding by
                  which [  NAME   ] is bound or to which is a party, or any
                  applicable law or regulation; or require the consent of any governmental authority (unless such consent has been obtained).

             (iv) [  NAME   ] is in compliance with all applicable laws and
                  regulations.  There are no actions, suits or proceedings
                  pending, or, to the knowledge of [  NAME   ], threatened
                  against [  NAME   ] in any court or before any administrative
                  or
                  regulatory agency the adverse outcome of which [  NAME   ]
                  would have a material adverse effect on the assets and
                  business of [  NAME   ].

            (v)   No fee or other charges shall be made by [  NAME   ] with
                  respect to any loan hereunder except for fees which are reasonable and customary in the locality for the services provided and which are imposed in full compliance with all applicable federal, state and local laws and regulations.

             (vi) [CONFIDENTIAL PORTION DELETED]

            (vii) [CONFIDENTIAL PORTION DELETED]

           (viii) During the term of this Agreement, [  NAME   ] shall not
                  [CONFIDENTIAL PORTION DELETED]

             (ix) [CONFIDENTIAL PORTION DELETED]

             (x)  [CONFIDENTIAL PORTION DELETED]

         (c) Representations and warranties with respect to Qualified Mortgages. At the time of transfer and conveyance of each
                  Qualified Mortgage to CII, [  NAME   ] hereby represents and
                  warrants to CII (which representations and warranties shall survive the purchase and shall continue in full force and effect until such Qualified Mortgages are paid in full) with respect to each such Qualified Mortgage, as follows:

              (i) [  NAME   ] is the sole and lawful owner of the Qualified
                  Mortgage and CII will receive good and marketable title thereto free and clear of any and all liens, encumbrances, claims and rights of any party whatsoever.

             (ii) No previous transfer or assignment of the Qualified Mortgage will be effective and no other party has any option of first refusal or other arrangement to acquire, directly or indirectly, the Qualified Mortgage.

            (iii) All Qualified Mortgage Loan Documents (i) conform to all applicable laws and regulations; (ii) are true, valid, genuine and complete in all respects; (iii) are enforceable against borrower in accordance with their terms; and (iv) are subject to no defense, claim or disability, counterclaim, offset or pending bankruptcy. No defense, claim, disability, counterclaim, or offset as described above will arise against CII by virtue of the sale of the Qualified Mortgage or assignment of the Qualified Mortgage Documents under this Agreement. No suit, foreclosure or any other legal action or
                  preceding has been brought by [  NAME   ] in accordance with
                  its handling of the Qualified Mortgages.

             (iv) All Qualified Mortgage Loan Documents are completed in compliance with all applicable laws and regulations, and all computations made with respect to any Qualified Mortgages are accurate.

            (v)   Each action taken by [  NAME   ] with respect to the
                  Qualified Mortgage and each Note, loan application, agreement, form, letter, notice, statement, or other
                  materials used by [  NAME   ] in connection with the
                  origination, servicing and sale of each such Qualified Mortgage, complies in all material respects with all applicable laws and regulations, including without limitation: the Consumer Credit Protection Act and Regulation Z under Title I thereof; laws respecting obtaining and/or using credit reports and other information concerning individuals (including, without limitation, the Fair Credit Reporting Act); the Equal Credit Opportunity Act and Regulation B thereunder; laws relating to unfair, deceptive, or unconscionable acts and practices; laws governing the sale of insurance (including, without limitation, credit life insurance); federal laws and regulations relating to such Qualified Mortgages (including without limitation, the Real Estate Settlement Practices Act, as amended); the Flood Disaster Protection Act; and all applicable federal, state and local statutes, regulations, ordinances, and administrative rulings.

             (vi) There is due and owing on the Qualified Mortgage the amount
                  represented by [  NAME   ] to be due thereon.

            (vii) With respect to each Qualified Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated, serving and named in such deed of trust. Except in connection with a trustee's sale after default by the obligor, no fees or
                  expenses are payable by [  NAME   ] to the trustee under any
                  deed of trust.

          (viii) The Qualified Mortgage has not arisen from a renewal granted for the purpose of concealing from CII a delinquency, and no collateral purporting to secure the Note has been repossessed
                  or disposed of or foreclosed against by [  NAME   ].  No
                  officer, director, partner, employee or agent of [  NAME   ]
                  (or of any assignor of the Qualified Mortgage or of any broker referring the Borrower under the Qualified Mortgage),
                  nor the [  NAME   ] has received any direct or indirect
                  benefit, fee, commission or other consideration or value from any Borrower or from anyone else in connection with the Qualified Mortgage (other than as disclosed to CII in writing); nor has any such person made, directly or indirectly, any payment on the Note or on any of its officers, directors, partners, employees or agents has made any agreement with any Borrower providing for any variation of the interest rate, schedules of payment or other terms and
                  conditions of the Note; and neither [  NAME   ] or any of its
                  officers, directors, partners, employees or agents has received a request for approval of, or notice of any proposed assumption, loss draft or payoff of, the Qualified Mortgage.

             (ix) A lender's title insurance policy regarding each Qualified
                  Mortgage became effective as of the origination of such Qualified Mortgage, is, and shall be, valid and is, and shall remain, in full force and effect; such title insurance shows whether any prior lien secures an open-end obligation requiring future advances; any such insurance policy has been issued by a title insurer qualified to do business in the state in which the real property subject to a Qualified Mortgage is located, insuring the priority of the lien of the loan in the original principal amount of such loan, which policy is in the then current American Land Title Association or a state land title association form customarily used in the state in which the insured property is located.

              (x) The real property under each Qualified Mortgage is insured, under standard homeowner's hazard and casualty insurance policies, with appropriate mortgagee clauses, for an amount equal to the loan amount or more.

             (xi) All real estate appraisals made in connection with each
                  Qualified Mortgage shall have been performed in accordance with industry standards in the appraising industry in the area where the appraised property is located. Any disputes regarding appraisal accuracy shall be submitted to an impartial appraiser, appointed by CII, whose judgment shall be determinative as to the accuracy of any appraisal.

            (xii) There shall be no homestead or other exemption available to the obligor of any Qualified Mortgage which would interfere with the right to sell at a trustee's sale or the right to foreclosure.

           (xiii) There shall be no holder in due course claim or any claim against any third party available to the obligor of any Qualified Mortgage which would interfere with the Mortgagee's right to enforce the Qualified Mortgage, to sell at a trustee's sale, or the right to foreclosure.

           (xiv)  [  NAME   ] shall be responsible for the misfeasance,
                  malfeasance or fraudulent acts of its employees or agents.

            (xv) The Qualified Mortgage is secured by a valid and subsisting first or second priority lien or security interest on the property as reflected in the Loan Documents, and such lien or security interest in or on Borrower's real and personal property collateralizing the Note (including fixtures) is valid and has been properly filed, recorded (or received by the title insurance company for recording) or otherwise perfected in accordance with applicable law; and the Qualified Mortgage is insured by a mortgage title insurance policy (or commitment for same, the conditions having been satisfied).

           (xvi) Each of the above representations and warranties (a) applies to any and all Qualified Mortgages sold to CII hereunder; (b) is for the benefit of CII and each of its successors and assigns; (c) continues in full force and effect for so long as the Note remains outstanding and for such time as CII is subject to any risk of loss or liability as to any Qualified Mortgage
                  purchased from [  NAME   ] hereunder; (d) is in addition to
                  any other specific warranties contained elsewhere herein; and
                  (e) is made by [  NAME   ] on its behalf and on the behalf of
                  any third party originator of any Qualified Mortgage which may be sold hereunder in accordance with Section 2.

         4.       [CONFIDENTIAL PORTION DELETED]

         5.       Limited Power of Attorney.

         a)       [  NAME   ] hereby makes, constitutes and appoints CII, its
                  successors and assigns, as [  NAME   ]'s true and lawful
                  attorneys, with full power substitution in name of [ NAME ] or otherwise, whether in relation to real, personal, tangible or intangible property, to do any and all of the following:

             (i) To bill, demand, sue for, receive, collect, sign, endorse, assign or comprise any and all notes, checks, money orders or monies due on any Qualified Mortgages sold to CII, and to receive, sign, endorse, or assign any orders, certificates, insurance policies and all benefits under any other instruments or documents as may from time to time be necessary or appropriate to accomplish the sales and transfers provided for by this Agreement;

             (ii) To complete, execute and record any assignment or other document, including financing statements covering any such collateral;

            (iii) To exercise or perform any act, power or duty that [  NAME
                  ] has or would have in connection with the Qualified Mortgages purchased by CII, or which are reasonable in order to protect CII's interest in the collateral securing said Qualified Mortgage.

         b.       [  NAME   ] agrees that the foregoing powers are coupled with
                  an interest and are irrevocable notwithstanding [  NAME   ]'s
                  dissolution, merger, consolidation or other corporate reorganization or structural change or any other reason whatsoever.

         c. [ NAME ] will, at CII's reasonable request from time to time, execute one or more appropriate separate instruments evidencing the powers granted CII in this Section, in form suitable for recordation.

         6.       Opinion of Counsel; Certified Resolutions.

         a.       Prior to the time that CII first purchases any Qualified
                  Mortgages from [  NAME   ] under this Agreement, [  NAME   ]
                  shall provide to CII an Opinion of Counsel to [  NAME   ], in
                  form and substance satisfactory to CII, stating that as of the date of such Opinion:

             (i)  [  NAME   ] (a) is a corporation duly organized, validly
                  existing, and in good standing under the laws of the state of its incorporation or organization; (b) has the requisite power and authority and the legal right to conduct its business as now and heretofore conducted; (c) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, all governmental authorities having jurisdiction, to the extent required to conduct its business as now conducted in all locations where it conducts business, and to the extent necessary to assure the enforceability of each Note and Mortgage in any location in which any mortgaged property is located; and (d) is in compliance with its certificate of incorporation and bylaws or other governing documents.

             (ii) The execution, delivery and performance of this Agreement and all instruments and documents delivered or to be delivered by
                  [  NAME   ] pursuant to this Agreement, and the origination
                  and sale by [  NAME ] of each Qualified Mortgage hereunder
                  (a) are within [  NAME   ]'s corporate power and authority;
                  (b) have been duly authorized by all necessary or proper corporate action; (c) are not in contravention of any
                  provision of [  NAME   ]'s certificate of incorporation or
                  bylaws; (d) will not violate any law or regulation or any order or decree of any court or governmental authority; (e) will not conflict with or result in the breach of, or constitute a default with respect to, any agreement or other
                  instrument to which [  NAME   ] is a party or by which
                  [    NAME   ] of any of its property is bound; and (f) do not
                  require any filing or registration with, or the consent or approval of, any governmental authority or any other person which has not been made or obtained previously.

            (iii) This Agreement has been duly executed and delivered by
                  [   NAME   ], and is a valid, legal and binding obligation of
                  [   NAME   ] enforceable in accordance with its terms except
                  as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

             (iv) No action, claim, or proceeding is now pending or, to the
                  knowledge of counsel, threatened against [  NAME   ] at law,
                  in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators which, if adversely
                  determined, (a) would result in a liability of [  NAME   ] in
                  an amount greater than $10,000, (b) questions the validity of any Note or Security Instrument, or (c) could, wither individually or in the aggregate, result in any material adverse change in the business, operations, property or
                  financial or other condition of [  NAME   ].

         b. Certified copies of any resolution or document of consent of the board of directors or other appropriate governing body of
                  [  NAME   ] authorizing the execution of this Agreement and
                  the performance of its obligations hereunder, and evidencing the authority of the executing officer(s) to execute this Agreement and all other documents, instruments and certificates related hereto and to the transactions contemplated hereunder.

         7.       Meetings and Financial Statement.  The principal officers of
CII and [  NAME   ] agree to meet on a quarterly or more frequent basis to
discuss all information pertinent to this Agreement, its implementation and continuation. Each party will provide the other with copies of its monthly financial statements, including balance sheet, income statement and statement of changes in financial position, all within 30 days of the close of each month.

         8.       Term of Agreement; Damages For [      ] Termination or
                  Breach.

         a.       The term of this Agreement shall be [CONFIDENTIAL PORTION
                  DELETED]

         b. If either party causes a [______] Termination of this Agreement, as defined below or fails to cure a material breach of its obligations hereunder within 30 days after written demand by the other party, then the other party (the "Injured Party") shall be entitled to [CONFIDENTIAL PORTION DELETED]

         c. A [______] Termination shall include any termination other than:

                  (i) Termination by mutual written agreement of the parties;

          (ii)    Termination by CII in the event that [CONFIDENTIAL
                  PORTION DELETED]

          (iii)   Termination by [CONFIDENTIAL PORTION DELETED]

         9. Notices. Any notice or demand which is required or permitted to be given by a provision of this Agreement shall be deemed to have been sufficiently given if either served personally or sent by prepaid first class, registered or certified mail, addressed to the party at its address set forth below:

         Buyer:   [ NAME        ]
                          Carolina Investors, Inc.
                          208 Garvin Street
                          P.O. Box 998
                          Pickens, SC 29671

         Seller:  [CONFIDENTIAL PORTION DELETED]

Either party may change its address by written notice to the other.

         10.      Entire Agreement.    This Agreement contains the entire
agreement of the parties with respect to the subject matter hereof and there are no representations, inducements or other provisions other than those expressed in writing herein. All changes, additions or deletions hereto must be made in writing and signed by each of the parties hereto.

         11. No Agency. This Agreement and transactions entered into pursuant hereto shall not create between the parties a relationship agency, legal representation, joint venture, partnership or employment, and the parties agree that neither party is in any way authorized to make any contract, agreement, warranty or representation, or to create any obligations, express or implied, on behalf of the others.

         12. Survival of Provisions. All of the covenants, agreements, representations and warranties made herein by the parties hereto shall survive and continue in effect after the termination of the Agreement or the consummation of the transactions contemplated hereby. This Agreement may be executed in counterparts, all of which, taken together, shall constitute one and the same instrument.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina and any applicable federal laws.

                                         Carolina Investors, Inc.

                                         By:
                                            ------------------------------
                                                                         , CEO
                                            -----------------------------
Attest:

-----------------------------
Secretary

                                         [  NAME                 ]
                                          -----------------------

                                         By:
                                            --------------------------------

                                            --------------------------------
                                                                        (Title)
Attest:                                           (Corporate Seal)

------------------------------
Secretary

                                           Direct & Beneficial Owners of [NAME]



                                           __________________________________
                                           [   NAME         ]


                                           __________________________________
                                           [   NAME         ]


                                           __________________________________
                                           [   NAME         ]


                                           __________________________________
                                           [   NAME         ]


                                           __________________________________
                                           [   NAME         ]


                                           __________________________________
                                           [   NAME         ]


                                           __________________________________
                                           [   NAME         ]

                                    EXHIBITS


A1.      Loan Approval Information

A2.      Funding Request

B.       Underwriting Criteria

C.       Approved Closing Agents

D.       Loan Documentation

E.       Closing Attorney Certificate

F.       Assignment of Qualified Mortgage

G.       Procedures for Construction Multi Disbursement and Home Improvement
         Loans

H.       Owners of [  NAME   ] and Others

I.       License Agreement for Loan Tracking Program

J.       Calculation of Profit or Loss

K.       Approved Appraiser List